SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Financial Expenses Net [Abstract]
Interest income	$ 160	$ 0	$ 0
Issuance expenses	0	0	(65)
Bank fees	(13)	(10)	(3)
Change in fair value of derivative warrant liability	0	0	(1,105)
Exchange rate differences	(61)	(22)	(2)
Total other financial expenses, net	$ 86	$ (32)	$ (1,175)